SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 29, 2008
                                                 -----------------------------

                              ENGLOBAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            Nevada                    001-14217                 88-0322261
            ------                    ---------                 ----------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas        77060-5914
--------------------------------------------------------        ----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       281-878-1000
                                                   -----------------------

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.        Regulation FD Disclosure

Exhibit 99.1 is a copy of a letter from the Chairman of the Board of Directors to Employees, Stockholders, Clients and Vendors dated October 29, 2008 (the "Chairman's Letter"). The Chairman's Letter is being furnished pursuant to Item
7.01 of this Current Report on Form 8-K, and the information contained in
Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit
99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.


Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Number                    Exhibit
------                    -------

99.1                      Chairman's Letter, dated October 29, 2008



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGlobal Corporation



Date:    October 29, 2008                   /s/ Natalie S. Hairston
         ----------------                   -----------------------
                                            Natalie S. Hairston
                                            Vice President - Investor Relations,
                                            Chief Governance Officer
                                            and Corporate Secretary